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                                                                   Exhibit 10.34

                                SECOND AMENDMENT

                  SECOND AMENDMENT, dated as of August 8, 1997 (this "AMENDMENT"), to the Credit Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among COLE VISION CORPORATION, a Delaware corporation ("COLE VISION"), THINGS REMEMBERED, INC., a Delaware corporation ("THINGS REMEMBERED"), COLE GIFT CENTERS, INC., a Delaware corporation ("COLE GIFTS"), PEARLE, INC., a Delaware corporation ("PEARLE") and PEARLE SERVICE CORPORATION, a Delaware corporation ("PSC"; Cole Vision, Things Remembered, Cole Gifts, Pearle and PSC each being referred to as a "BORROWER" and collectively as the "BORROWERS"), the several banks and other financial institutions from time to time parties thereto (collectively, the "LENDERS") and CANADIAN IMPERIAL BANK OF COMMERCE, a Canadian-chartered bank acting through its New York Agency, as administrative agent for the Lenders thereunder (in such capacity, the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:

                  WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement;

                  WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders amend the Credit Agreement as set forth herein; and

                  WHEREAS, the Administrative Agent and the Lenders are willing to effect such amendment, but only upon the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent hereby agree as follows:

                  1. DEFINED TERMS. Unless otherwise defined herein, terms defined in the Credit Agreement shall have such meanings when used herein.

                  2. AMENDMENT TO SUBSECTION 1.1. Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in their proper alphabetical order:

                  "`SENIOR SUBORDINATED 1997 NOTES': the senior subordinated notes due 2007 proposed to be issued by CNG pursuant to a Rule 144A offering during the month of August 1997 having substantially the same terms as the Senior Subordinated Notes (except that they will mature in 2007 and





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         will bear interest at a rate per annum based upon market conditions current at the time of issuance), as the same may be amended, supplemented or otherwise modified from time to time without violating
         Section 9(m)."

                  "`SENIOR SUBORDINATED 1997 NOTES INDENTURE': the indenture to be entered into between CNG and a trustee to be appointed by CNG pursuant to which the Senior Subordinated 1997 Notes will be issued, as the same may be amended, supplemented or otherwise modified from time to time without violating Section 9(m)."

                  3. AMENDMENT TO SUBSECTION 7.7. Subsection 7.7(b) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                  "(b) any (i) default or event of default under any Contractual Obligation of any Borrower or any Subsidiary, including, without limitation, under the Senior Subordinated Notes or the Senior Subordinated 1997 Notes or (ii) litigation, investigation or proceeding which may exist at any time between any Borrower or any Subsidiary and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;"

                  4. AMENDMENT TO SUBSECTION 8.7. Subsection 8.7(b) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                  "(b) dividends to CNG in an amount sufficient to allow CNG to pay interest on the Senior Subordinated Notes, the Senior Subordinated 1997 Notes and the CNG Notes in accordance with the terms of each thereof, PROVIDED that CNG actually uses such dividends to make such payments of interest;"

                  5. AMENDMENT TO SUBSECTION 8.9. Subsection 8.9(f) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                  "(f) Investments, other than the purchase of the CNG Notes, the Senior Subordinated 1997 Notes or the Senior Subordinated Notes, in an aggregate amount not to exceed $5,000,000."

                  6. AMENDMENT TO SUBSECTION 8.12. Subsection 8.12 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                  "8.12 LIMITATION ON NEGATIVE PLEDGE CLAUSES. Enter into with any Person any agreement, which prohibits or limits the ability of any Borrower or any of its


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         Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than (a) this Agreement, (b) agreements in effect on the Closing Date, including, without limitation, the Senior Subordinated Notes Indenture, or any refinancing, refunding, renewal or extension thereof which is permitted hereunder, (c) customary non-assignment provisions under contracts to the extent such provisions prohibit or limit the ability to grant a Lien on the rights under such contracts, (d) restrictions on granting Liens on assets under agreements to sell or otherwise dispose of such assets and (e) the Senior Subordinated 1997 Notes Indenture."

                  7. AMENDMENT TO SECTION 9. (a) Section 9(k) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

                  "(k) The Senior Subordinated Notes or the Senior Subordinated 1997 Notes, for any reason, shall not be or shall cease to be validly subordinated, as provided therein and in the Senior Subordinated Notes Indenture or the Senior Subordinated 1997 Notes Indenture, to the obligations of the Borrowers under this Agreement, any Revolving Credit Notes and the other Loan Documents; or"

                  (b) Section 9(l) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

                  "(l) CNG shall engage in any business other than the owning of the capital stock of the Borrowers and all actions incidental thereto or in connection therewith, including, without limitation, entering into the CNG Guarantee and Cash Collateral Agreement and the maintenance of cash management arrangements for the Borrowers and their Subsidiaries or CNG shall incur any material liabilities (other than the Senior Subordinated Notes, the Senior Subordinated 1997 Notes or the CNG Notes); or"

                  (c) Section 9(m) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

                  "(m) CNG shall (i) make any optional payment or prepayment on or repurchase or redemption or purchase of the Senior Subordinated Notes, the Senior Subordinated 1997 Notes or the CNG Notes (including, without limitation, any payment on account of, or for a sinking or other analogous fund for the repurchase, redemption, defeasance or other acquisition thereof) other than (x) (so long as no Default or Event of Default has occurred and is continuing or would occur as a result of such repurchase), repurchases by CNG of such of the CNG Notes and/or Senior Subordinated Notes that it is able to repurchase for an aggregate purchase price (including fees and expenses incurred in connection with such repurchase) not to exceed $20,000,000 and (y) the repurchase, redemption, defeasance or other acquisition of the CNG Notes as soon as practicable following the issuance of the Senior Subordinated 1997 Notes with the net proceeds thereof


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         and, to the extent such net proceeds are insufficient to complete such repurchase, with other cash then held by CNG, (ii) amend, modify or change, or consent or agree to any material amendment, modification or change to any of the terms of the Senior Subordinated Notes, the Senior Subordinated 1997 Notes or the CNG Notes (other than any such amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon),
         (iii) amend, modify or change or consent or agree to any amendment, modification or change to the subordination provisions or to any of the other provisions of the Senior Subordinated Notes Indenture or the Senior Subordinated 1997 Notes Indenture, or (iv) amend, modify or change or consent to or agree to any amendment, modification or change to any of the provisions of the Transaction Documents (other than the Senior Subordinated Notes Indenture) which would adversely affect the Lenders; or"

                  8. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby confirms, reaffirms and restates the representations and warranties made by it in Section 5 of the Credit Agreement, PROVIDED that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment. Each Borrower represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

                  9. EFFECTIVENESS. This Amendment shall be effective upon (a) execution and delivery by each of the Borrowers, the Administrative Agent and the Majority Lenders and (b) receipt by CNG of gross proceeds of at least $125,000,000 from the issuance by CNG of the Senior Subordinated 1997 Notes on or before August 31, 1997.

                  10. CONTINUING EFFECT OF CREDIT AGREEMENT. This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrowers that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended or modified herein, the provisions of the Credit Agreement are and shall remain in full force and effect.

                  11. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrowers and the Administrative Agent.

                  12. PAYMENT OF EXPENSES. The Borrowers agree, jointly and severally, to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby, including,



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without limitation, the reasonable fees and disbursements of counsel to the
Administrative Agent.






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                  13. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                COLE VISION CORPORATION

                                By:      /s/ Joseph Gaglioti
                                         --------------------------------------
                                         Title: Treasurer & Assistant Secretary

                                THINGS REMEMBERED, INC.

                                By:      /s/ Joseph Gaglioti
                                         --------------------------------------
                                         Title: Treasurer & Assistant Secretary

                                COLE GIFT CENTERS, INC.

                                By:      /s/ Joseph Gaglioti
                                         --------------------------------------
                                         Title: Treasurer & Assistant Secretary

                                PEARLE, INC.

                                By:      /s/ Joseph Gaglioti
                                         --------------------------------------
                                         Title: Vice President, Treasurer &
                                                Assistant Secretary

                                PEARLE SERVICE CORPORATION

                                By:      /s/ Joseph Gaglioti
                                         --------------------------------------
                                         Title:  Vice President, Treasurer &
                                                 Assistant Secretary





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                                CANADIAN IMPERIAL BANK OF
                                 COMMERCE, NEW YORK AGENCY,
                                 as Administrative Agent

                                By:     /s/ Elizabeth O. Fischer
                                       ---------------------------------------
                                       Title:  Director, CIBC Wood Gundy
                                               Securities Corp., AS AGENT







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                               CIBC INC.

                               By:      /s/ Elizabeth Fischer
                                        ---------------------------------------
                                        Title:  Director, CIBC Wood Gundy
                                                Securities Corp., AS AGENT







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                               CREDIT SUISSE FIRST BOSTON

                               By:      [Authorized Signatory]
                                        ---------------------------------------
                                        Title:


                               By:      /s/ Kristin Lepri
                                        ---------------------------------------
                                        Title:  Associate








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                                NATIONSBANK, N.A.

                                By:      /s/ Michael D. McKay
                                         --------------------------------------
                                         Title: Senior Vice President










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                                        CORESTATES BANK, N.A.

                                        By:      [Authorized Signatory]
                                                 -------------------------------
                                                 Title:






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                                      THE FUJI BANK, LIMITED

                                      By:      /s/ Peter L. Chinnici
                                               -------------------------------
                                               Title:  Joint General Manager







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                                      NATIONAL CITY BANK

                                      By:      [Authorized Signatory]
                                               --------------------------------
                                               Title:







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                                       THE SANWA BANK, LIMITED,
                                       CHICAGO BRANCH

                                       By:      [Authorized Signatory]
                                                -------------------------------
                                                Title:







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                                       YASUDA TRUST & BANK CO.

                                       By:      [Authorized Signatory]
                                                --------------------------------
                                                Title: